                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            Merrill Lynch & Co., Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                                         13-2740599
             ------------                                      ------------
(State of incorporation or organization)                     (I.R.S. Employer
                                                            Identification No.)
         4 World Financial Center
           New York, New York                                       10080
      ----------------------------                                ---------
(Address of principal executive offices)                          (Zip Code)


If this form relates to the registration of                      If this form relates to the registration of
a class of securities pursuant to                                a class of securities pursuant to
Section 12(b) of the Exchange Act and                            Section 12(g) of the Exchange Act and
is effective pursuant to General                                 is effective pursuant to General
Instruction A.(c), please check the                              Instruction A.(d), please check the
following box. [X]                                               following box. [_]

Securities Act registration statement file number to which this form relates:
333-52822
---------

Securities to be registered pursuant to Section 12(b) of the Act:



         Title of each class                                           Name of each exchange on which
         to be so registered                                           each class is to be registered
         -------------------                                           ------------------------------

Strategic Return Notes(SM) Linked to the
Industrial 15 Index due February , 2007                                American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
 -----------------------------------------------------------------------------
                                (Title of class)

Item 1.           Description of Registrant's Notes to be Registered.
                  --------------------------------------------------


                  The description of the general terms and provisions of the Strategic Return Notes(SM) Linked to the Industrial 15 Index due February , 2007 to be issued by Merrill Lynch & Co., Inc. (the "Notes") set forth in the Preliminary Prospectus Supplement dated December 27, 2001, and the Prospectus dated January 24, 2001, attached hereto as Exhibit 99(A) are hereby incorporated by reference and contain certain proposed terms and provisions. The description of the Notes contained in the Prospectus Supplement to be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, under Registration Statement Number 333-52822 which will contain the final terms and provisions of the Notes, including the maturity date of the Notes, is hereby deemed to be incorporated by reference into this Registration Statement and to be a part hereof.

Item 2.           Exhibits.
                  --------

             99 (A) Preliminary Prospectus Supplement dated December 27, 2001, and Prospectus dated January 24, 2001, (incorporated by reference to registrant's filing pursuant to Rule 424 (b)).

             99 (B)        Form of Note.

             99 (C)        Copy of Indenture between Merrill Lynch & Co., Inc.
                           and JPMorgan Chase Bank, formerly Chemical Bank (successor by merger to Manufacturers Hanover Trust Company), dated as of April 1, 1983, as amended and restated.*

                  Other securities issued by Merrill Lynch & Co., Inc. are listed on the American Stock Exchange.



* Exhibit 99 (C) is incorporated by reference from Exhibit (3) to Registrant's Registration Statement on Form 8-A dated July 20, 1992.

                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                          MERRILL LYNCH & CO., INC.




                                          By:   /s/ Andrea L. Dulberg
                                             -------------------------------
                                                    Andrea L. Dulberg
                                                       Secretary

Date: January 29, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                            MERRILL LYNCH & CO., INC.




                                    EXHIBITS
                                       TO
                         FORM 8-A DATED JANUARY 29, 2002

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.
----------

99 (A)            Preliminary Prospectus Supplement dated
                  December 27, 2001, and Prospectus dated
                  January 24, 2001 (incorporated by reference to registrant's filing pursuant to Rule 424 (b)).

99 (B)            Form of Note.

99 (C)            Copy of Indenture between Merrill Lynch & Co.,
                  Inc. and JPMorgan Chase Bank, formerly
                  Chemical Bank (successor by merger to
                  Manufacturers Hanover Trust Company),
                  dated as of April 1, 1983, as amended and restated.*




* Exhibit 99 (C) is incorporated by reference from Exhibit (3) to Registrant's Registration Statement on Form 8-A dated July 20, 1992.